THIRD AMENDMENT TO CREDIT AGREEMENT


     THIS THIRD AMENDMENT TO CREDIT AGREEMENT (herein called the "AMENDMENT") made as of September 27, 1999 by and among Energy Corporation of America, a West Virginia corporation (herein called "BORROWER"), General Electric Capital Corporation, individually and as agent (herein called "AGENT"), and the Lenders named on Schedule 3 to the Original Agreement ("LENDERS").

                              W I T N E S S E T H:

     WHEREAS, Borrower, Agent and Lenders have entered into that certain Credit Agreement dated as of May 20, 1997, as amended by a First Amendment to Credit Agreement and Assignment and Waiver dated as of September 26, 1997, and as amended by a Second Amendment to Credit Agreement dated as of April 2, 1999 (the "ORIGINAL AGREEMENT"), for the purpose and consideration therein expressed, whereby Lenders became obligated to make loans to Borrower as therein provided; and

     WHEREAS, Borrower, Agent and Lenders desire to amend the Original Agreement as set forth herein;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement and in consideration of the loans which may hereafter be made by Lenders to Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:


                                   ARTICLE I.

                           Definitions and References
                           --------------------------

     Section  1.1.  Terms Defined in the Original Agreement.  Unless the context
                    ---------------------------------------
otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Amendment.

     Section  1.2.  Other Defined Terms.  Unless the context otherwise requires,
                    -------------------
the following terms when used in this Amendment shall have the meanings assigned to them in this Section 1.2.

          "AMENDMENT" shall mean this Third Amendment to Credit Agreement.

          "CREDIT AGREEMENT" shall mean the Original Agreement as amended hereby.

                                   ARTICLE II.

                       Amendments, Agreements and Waivers
                       ----------------------------------

     Section  2.1.  Definitions.  (a)  The  following definitions in Section 1.1
                    -----------
of the Original Agreement are hereby amended in their entirety to provide as follows:

     "Adjusted  EBITDA"  means, for any period, (i) EBITDA of Borrower for such
      -----------------
period minus (ii) EBITDA of Eastern Systems for such period plus (iii) all Distributions made by Eastern Systems to Borrower during such period plus (iv) fifty percent (50%) of the taxes on income and profits actually paid to Borrower by Mountaineer for such period. During the Fiscal Quarters ended September 30, 1999, December 31, 1999, March 31, 2000, and June 30, 2000, "Adjusted EBITDA" shall include impairment and exploration charges for Fiscal Year 1999 in the amount of $19,387,592.

     'Alternate  Base  Rate'  means  (i) at all times when no Obligation is past
     ----------------------
due, the per annum rate equal to the Base Rate Margin plus the higher of (a) the Prime Rate and (b) the Federal Funds Rate plus one and one half of one percent (1.50%) per annum, and (ii) at all other times, the per annum rate of interest two percent (2.00%) above the interest rate that would otherwise be in effect pursuant to the immediately preceding clause (i). If the Prime Rate or the Federal Funds Rate changes after the date hereof the Alternate Base Rate shall be automatically increased or decreased, as the case may be, without notice to Borrower, from time to time as of the effective time of each such change. The Alternate Base Rate shall in no event, however, exceed the Highest Lawful Rate.

     "Borrowing  Base"  means,  at  the  particular time in question, the amount
      ---------------
determined by Agent in accordance with the provisions of Section 2.9, as reduced by the Quarterly Reduction Amount on each Borrowing Base Reduction Date; provided, however, that in no event shall the Borrowing Base ever exceed the Commitment.

     'Commitment  Fee  Rate'  means,  on  each  day:
      ---------------------

          (a) thirty basis points (.30%) per annum when the Facility Usage on such day is less than twenty-five percent of the Commitment on such day,

          (b) fifty basis points (.50%) per annum when the Facility Usage on such day is greater than or equal to twenty-five percent (25%) and less than fifty percent (50%) of the Commitment on such day, and

          (c) sixty two and one half basis points (.625%) per annum when the Facility Usage on such day is greater than or equal to fifty percent (50%) of the Commitment on such day.

     'Eurodollar  Margin'  means (i) on each day when no Obligation is past due,
      ------------------
three percent (3.00%) per annum and (ii) on each other day, two percent (2%) above the interest rate that would otherwise be in effect pursuant to the immediately preceding clause (i).

     'Evaluation  Date'  means  each  of  the  following:
      ----------------

          (i) Each date which Borrower specifies as a date as of which the Borrowing Base is to be redetermined, provided that each such date must be the first or last date of a current calendar month and that Borrower shall not be entitled to request any such redetermination more than once during any Fiscal Year;

          (ii) Each date which Lender, at its option, specifies as a date as of which the Borrowing Base is to be redetermined;

          (iii) the last day of each Fiscal Year, beginning June 30, 1997."

     (b) The following new definitions are hereby added to Section 1.1 of the Original Agreement:

     "Quarterly  Reduction  Amount"  means  the  amount  of  $750,000.
      ----------------------------

     "Borrowing  Base  Reduction Date"  means December 31, 1999, March 31, 2000,
      -------------------------------
June  30,  2000  and  September  30,  2000.

     Section  2.2.  Mandatory  Prepayments.  Section 2.7(b) is hereby amended in
                    ----------------------
its  entirety  to  read  as  follows:

          "(b) If at any time the Facility Usage is less than the Commitment but in excess of the Borrowing Base (such excess being herein called a "Borrowing Base Deficiency"), Borrower shall:

          (i) if such Borrowing Base Deficiency results from a reduction in the Borrowing Base due to the Quarterly Reduction Amount, Borrower will prepay the principal of the Loans in an aggregate amount at least equal to such Borrowing Base Deficiency on the date Agent gives notice of such Borrowing Base Deficiency to Borrower, and if such Borrowing Base Deficiency results from the reduction of the Borrowing Base to $22,000,000 pursuant to the Third Amendment to this Agreement, Borrower will prepay the principal of the Loans in an aggregate amount at least equal to such Borrowing Base Deficiency on the day after the Effective Date;

          (ii) except as set forth in clause (i) of this subsection (b) immediately above, within five Business Days after Agent gives notice of such fact to Borrower, do any of the following:

               (A) prepay the principal of the Loans in an aggregate amount at least equal to such Borrowing Base Deficiency, or

               (B) give notice to Agent electing to prepay the principal of the Loans in up to three monthly installments in an aggregate amount at least equal to such Borrowing Base Deficiency, with each such installment equal to or in excess of one-third of such Borrowing Base Deficiency, and with the first such installment to be paid one month after the giving of such notice and the subsequent installments to be due and payable at one month intervals thereafter until such Borrowing Base Deficiency has been eliminated, or

               (C) give notice to Agent that  Borrower  desires to provide Agent with deeds of trust, mortgages, chattel mortgages, security agreements, financing statements and other security documents in form and substance satisfactory to Agent, granting, confirming, and perfecting first and prior liens or security interests in collateral acceptable to Required Lenders, to the extent needed to allow Required Lenders to increase the Borrowing Base (as they in their reasonable discretion deem consistent with prudent oil and gas banking industry lending standards at the time) to an amount which eliminates such Borrowing Base Deficiency, and then provide such security documents within thirty days after Agent specifies such collateral to Borrower. If, prior to any such specification by Agent, Required Lenders determine that the giving of such security documents will not serve to eliminate such Borrowing Base Deficiency, then, within five Business Days after receiving notice of such determination, Borrower will elect to make, and thereafter make, the prepayments specified in either of the preceding subsections (i) or (ii) of this subsection (b)."

     Section  2.3.  Subsequent  Determinations  of  Borrowing  Base.  The second
                    -----------------------------------------------
sentence of Section 2.9 of the Original Agreement is hereby amended in its entirety to read as follows:

               "Within forty-five days after receiving such information, reports and data, Required Lenders shall agree upon an amount for the Borrowing Base (provided that all Lenders must agree to any increase in the Borrowing Base) and Agent shall by notice to Borrower designate such amount as the new Borrowing Base available to Borrower hereunder, which designation shall take effect immediately on the date such notice is sent (herein called a "Determination Date") and shall remain in effect until but not including the next date as of which the Borrowing Base is redetermined."

     Section  2.4.  Financial  Covenants.  Sections  7.11,  7.12 and 7.13 of the
                    ---------------------
Original Agreement are hereby deleted in their entirety and replaced with the following:

          "Section  7.11.  Current Ratio.  The ratio of Borrower's  Consolidated
                           --------------
     current assets to Borrower's Consolidated current liabilities will never be less than (i) 0.6 to 1.0 at any time during the period from July 1, 1999, through and including December 30, 1999, and (ii) 1.0 to 1.0 at any time thereafter. For purposes of this section, Borrower's Consolidated current assets will include any unused portion of the Borrowing Base which is then available for borrowing, and Borrower's Consolidated current liabilities will be calculated without including any payments of principal on the Notes or the Subordinated Notes which are required to be repaid within one year from the time of calculation.

          Section 7.12. Tangible Net Worth. Borrower's Consolidated Tangible Net
                        -------------------
     Worth will never be less than the sum of (i) $20,000,000 plus (ii) fifty percent (50%) of Borrower's Consolidated Net Income earned during the period from June 30, 1997, through and including the last day of the calendar month immediately preceding the date of calculation, determined on a cumulative basis; provided that clause (ii) of this section shall be added only if such cumulative amount is a positive number and provided further that for each Fiscal Quarter ended through June 30, 2000, impairment and exploration charges in the amount of $19,387,592 shall be added back for the purpose of the calculation of Borrower's Consolidated Tangible Net Worth.

          Section 7.13. Interest  CoverageSection  7.13. Interest Coverage.  The
                        ---------------------------------------------------
     ratio of (a) Adjusted EBITDA to (b) Adjusted Interest Expense for the Four Quarter Period then ended shall not be less than (i) 1.15 to 1.0 for the Fiscal Quarters ended September 30, 1999, December 31, 1999, March 31, 2000 and June 30, 2000 and (ii) 1.5 to 1.0 at any time thereafter.

     Section  2.5.  Borrowing  Base.  Pursuant  to  Section  2.9,  Agent  hereby
                    ---------------
notifies Borrower that during the period from the date hereof to the first Determination Date immediately following the date hereof the Borrowing Base shall be $22,000,000, as reduced by the Quarterly Reduction Amount on each Borrowing Base Reduction Date.

     Section  2.6.  Amendment  Fee.  In consideration of Agent and each Lenders'
                    --------------
agreement to enter into this Amendment, Borrower will pay to Agent for the account of Lenders an amendment and waiver fee in the aggregate amount of $335,000. This amendment fee shall be due and payable on the day after the Effective Date of this Amendment.

     Section  2.7.  Waiver  of Financial Covenants.  Borrower has informed Agent
                    ------------------------------
and  Lenders  that  Borrower is in violation of the provisions of Sections 7.11,
7.12 and 7.13 of the Credit Agreement for the Fiscal Quarter ended June 30, 1999. Agent and Lenders hereby (i) waive any violation of Sections 7.11, 7.12 and 7.13 of the Original Agreement for the Fiscal Quarter ended June 30, 1999 and (ii) waive any Default or Event of Default resulting from such violations.



                                  ARTICLE III.

                           Conditions of Effectiveness
                           ---------------------------

     Section  3.1.  Effective  Date.  This Amendment shall become effective (the
                    ---------------
"Effective Date") as of the date first above written when, and only when Agent shall have received all of the following documents in form and substance satisfactory to Agent:

     (a) this Amendment;

     (b) the Consent of the Subsidiaries of Borrower which have executed and delivered Security Documents;

     (c) the written opinion of Goodwin and Goodwin, LLP dated as of the date of this Amendment, addressed to Agent, to the effect that this Amendment has been duly authorized, executed and delivered by Borrower and that the Credit Agreement and the Notes constitute the legal, valid and binding obligation of Borrower, enforceable in accordance with their terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency and similar laws and to moratorium laws and other laws affecting creditors' rights generally from time to time in effect);

     (d) a certificate of the Secretary of Borrower dated the date of this Amendment certifying: (i) that resolutions adopted by the Board of Directors of the Borrower authorize the execution, delivery and performance of this Amendment by Borrower; (ii) the names and true signatures of the officers of the Borrower authorized to sign this Amendment; and (iii) that all of the representations and warranties set forth in Article IV hereof are true and correct at and as of the time of such effectiveness;

     (e) such other supporting documents as Agent may reasonably request.


                                   ARTICLE IV.

                         Representations and Warranties
                         ------------------------------

     Section  4.1.  Representations  and  Warranties  of  Borrower.  In order to
                    ----------------------------------------------
induce each Lender to enter into this Amendment, Borrower represents and warrants to each Lender that:

     (a) All representations and warranties made by any Restricted Person in any Loan Document delivered on or before the date hereof are true on and as of the date hereof (except to the extent that the facts upon which such representations are based have been changed by the transactions contemplated herein) as if such representations and warranties had been made as of the date hereof.

     (b) Borrower is duly authorized to execute and deliver this Amendment and is and will continue to be duly authorized to borrow monies and to perform its obligations under the Credit Agreement. Borrower has duly taken all corporate action necessary to authorize the execution and delivery of this Amendment and to authorize the performance of the obligations of Borrower hereunder.

     (c) The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations hereunder and the consummation of the transactions contemplated hereby does not and will not conflict with any provision of law, statute, rule or regulation or of the articles of incorporation and bylaws of Borrower, or of any material agreement, judgment, license, order or permit applicable to or binding upon Borrower, or result in the creation of any lien, charge or encumbrance upon any assets or properties of Borrower. Except for those which have been obtained, no consent, approval, authorization or order of any court or governmental authority or third party is required in connection with the execution and delivery by Borrower of this Amendment or to consummate the transactions contemplated hereby.

     (d) When duly executed and delivered, each of this Amendment and the Credit Agreement will be a legal and binding obligation of Borrower, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors' rights and by equitable principles of general application.

     (e) Drafts of the audited annual Consolidated financial statements of Borrower dated as of June 30, 1999 (the "Draft Financial Statements") fairly present the Consolidated financial position at such date and the Consolidated statement of operations and the changes in Consolidated financial position for the periods ending on such date for Borrower. The Draft Financial Statements have heretofore been delivered to each Lender. Since such date, no material adverse change has occurred in the financial condition or businesses or in the Consolidated financial condition or businesses of Borrower.


                                   ARTICLE V.

                                  Miscellaneous
                                  -------------

     Section 5.1.  Ratification of Agreements.  The Original Agreement as hereby
                   --------------------------
amended is hereby ratified and confirmed in all respects. Any reference to the Credit Agreement in any Loan Document shall be deemed to be a reference to the Original Agreement as hereby amended. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Lenders under the Credit Agreement, the Notes, or any other Loan Document nor constitute a waiver of any provision of the Credit Agreement, the Notes or any other Loan Document.

     Section  5.2.  Survival  of  Agreements.  All  representations, warranties,
                    ------------------------
covenants and agreements of Borrower herein shall survive the execution and delivery of this Amendment and the performance hereof, including without limitation the making or granting of the Loans and shall further survive until all of the Obligations are paid in full. All statements and agreements contained in any certificate or instrument delivered by Borrower any Restricted Person hereunder or under the Credit Agreement to any Lender shall be deemed to constitute representations and warranties by, and/or agreements and covenants of, Borrower under this Amendment and under the Credit Agreement.

     Section 5.3.   Loan  Documents.  This Amendment is a Loan Document, and all
                    ---------------
provisions  in  the  Credit Agreement pertaining to Loan Documents apply hereto.

     Section 5.4.   Governing Law. THIS AMENDMENT SHALL BE DEEMED A CONTRACT AND
                    -------------
INSTRUMENT MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK AND THE LAWS OF THE UNITED STATES OF AMERICA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

     Section 5.5.   Counterparts: Fax. This Amendment may be separately executed
                    ------------------
in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment. This Amendment may be validly executed and delivered by facsimile or other electronic transmission.

     THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.


     IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

                                        BORROWER:

                                        ENERGY  CORPORATION  OF  AMERICA


                                        By:  /s/  John  Mork
                                             -------------------------
                                             John  Mork
                                             Chief  Executive  Officer


                                        AGENT:

                                        GENERAL  ELECTRIC  CAPITAL
                                        CORPORATION,  as  Agent  and  Lender


                                        By:  /s/  Michael Tzougrakis
                                        -----------------------------------
                                           Name:  Michael Tzougrakis
                                           Title:  Manager of Operations

                                        THE  BANK  OF  NOVA  SCOTIA,  as
                                        Documentation Agent  and  Lender


                                        By:  /s/  F.C.H. Ashby
                                        -----------------------------------
                                           Name:  F.C.H. Ashby
                                           Title:  Sr. Mgr. Loan Operations


                                        UNION  BANK  OF  CALIFORNIA,  N.A.,  as
                                        Lender


                                        By:  /s/  Gary Shekerian
                                        -----------------------------------
                                           Name:  Gary Shekerian
                                           Title:  Assistant Vice President

                                                             [Third  Amendment]

                                     CONSENT

     Reference is made to that certain Credit Agreement dated as of May 20, 1997 (the "Original Agreement") as amended by a Second Amendment to Credit Agreement dated as of April 2, 1999, and as amended by a Third Amendment dated as of even date herewith (the "Second Amendment" and together with the Original Agreement, the "Agreement"), by and among Energy Corporation of America, General Electric Capital Corporation, as Agent, and certain financial institutions, which Agreement is in full force and effect on the date hereof. Terms which are defined in the Agreement are used herein with the meanings given them in the Agreement.

     Each of the undersigned hereby consents to the Third Amendment and agrees and acknowledges, with respect to each Security Document executed by it that (i) the Security Documents are and shall continue in full force and effect for the benefit of the Lenders with respect to the Secured Obligations secured thereby;
(ii) there are no offsets, claims or defenses of the undersigned with respect to the Security Documents nor, to the knowledge of the undersigned, with respect to the Loan; (iv) the Security Documents are not released, diminished or impaired in any way by the transaction(s) contemplated in connection with the Third Amendment; and (v) the Security Documents are hereby ratified and confirmed in all respects.

Dated:  September  27,  1999              EASTERN  PIPELINE  CORPORATION

EASTERN  AMERICAN  ENERGY
CORPORATION

                                          By:   /s/  Kenneth  Mariani
                                             ------------------------
                                          Name:      Kenneth  Mariani
                                          Title:     President

By:  /s/  Richard  E.  Heffelfiner
   ---------------------------------
Name:     Richard  E.  Heffelfinger
Title:    President

                                          ALLEGHENY  &  WESTERN  ENERGY
                                          CORPORATION

EASTERN  MARKETING
CORPORATION

                                          By:  /s/  Richard  E.  Heffelfinger
                                                    ----------------------------
                                          Name:     Richard  E.  Heffelfinger
                                          Title:    President

By:  /s/  Richard  E.  Heffelfinger
     ------------------------------
Name:     Richard  E.  Heffelfinger
Title:    President